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                                                                     (conformed)




                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 21, 1999


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




          Delaware                        0-13667               22-2677298
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


   300 Oxford Drive, Monroeville, PA                               15146
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (412) 856-2200


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 21, 1999, the Audit Committee of the Board of Directors of PDG
Environmental, Inc. ("the Company") dismissed Ernst & Young LLP as its principal independent accountants. Ernst & Young's reports on the financial statements of the Company for the two most recent fiscal years for which Ernst & Young issued an audit report did not contain an adverse opinion or disclaimer of accounting principles. During the Company's two most recent fiscal years for which Ernst &
Young issued an audit report, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired

               Not applicable.

         (b)   Pro Forma Financial Information

               Not applicable.

         (c)   Exhibits


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                                                                                                            PAGES OF
                                                                                                           SEQUENTIAL
                                     EXHIBIT INDEX                                                       NUMBERING SYSTEM
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
               16     Acknowledgement Letter from Ernst & Young LLP to the
                      Company dated September 28, 1999, regarding its dismissal as the Company's independent accountants.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      PDG ENVIRONMENTAL, INC.




                                      By /s/ John C. Regan
                                        ---------------------------------
                                         John C. Regan
                                         Chairman and Chief Executive Officer







Date: September 28, 1999




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